Exhibit 10.1
XO COMMUNICATIONS, LLC
WAIVER
WITH RESPECT TO
AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT
          This Waiver (the “Waiver”), dated as of March 13, 2008, with respect to the Amended and Restated Credit and Guaranty Agreement, dated as of January 16, 2003 (as amended, supplemented or otherwise modified, through the date hereof, and as it may be further amended, supplemented or otherwise modified, the “Credit Agreement”), by and among XO Communications, LLC, a Delaware limited liability company (the “Company,” as successor by merger to XO Communications, Inc., a Delaware corporation), certain affiliates and subsidiaries of the Company, as Guarantors, the Lenders party thereto from time to time and Mizuho Corporate Bank, Ltd., as administrative agent (the “Administrative Agent”).
RECITALS
          A. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.
          B. Pursuant to Section 10.5 of the Credit Agreement, the Requisite Lenders have the right to waive certain provisions of the Credit Documents or consent to certain departures of any Credit Party therefrom or may take any action contemplated in the Credit Documents, and such waiver shall be effective upon the written concurrence of the Requisite Lenders.
          C. Under Section 1.1 of the Credit Agreement, “Requisite Lenders” means one or more Lenders having or holding Term Loan Exposure representing more than 50% of the aggregate Term Loan Exposure of all Lenders.
          D. The Company anticipates entering into a certain Note Purchase Agreement (the “Agreement”), dated as of March 13, 2008, by and among XO Communications, LLC and the purchasers listed in Schedule A of the Agreement (the “Purchasers”), and, in connection therewith, XO Holdings, Inc. and certain of its subsidiaries (collectively, the “Note Guarantors”) anticipate entering into a guaranty agreement (the “Note Guaranty”), guaranteeing the Company’s obligations under the Agreement and the notes issued pursuant thereto (the “Notes” and, together with the Agreement and the Note Guaranty, the “Note Purchase Documents”).
          E. In connection with the transactions described above, the Company has requested that the undersigned waive compliance by the Company and the Note Guarantors with certain of the provisions of the Credit Agreement.
          F. The undersigned desire to (i) waive compliance by the Company and the Note Guarantors with the provisions of Sections 6.1 and 6.4 of the Credit Agreement on the terms set forth herein and (ii) waive any right the undersigned may have to declare the occurrence of an Event of Default under Section 8.1(b) of the Credit Agreement under the circumstances set forth herein.

          NOW THEREFORE, in consideration of the promises and the mutual covenants and agreement herein contained, the parties hereto hereby agree as follows:
WAIVER
          1. Effective as of the date of this Waiver, the undersigned hereby waive compliance by the Company and the Note Guarantors with the requirements of Sections 6.1 and 6.4 of the Credit Agreement in so far as any such requirement would prevent, limit or otherwise alter the Company’s or such Note Guarantor’s ability to enter into, perform its obligations under or consummate the transactions contemplated by, the Agreement and the other Note Purchase Documents (including, but not limited to, the Company’s or such Note Guarantor’s ability to make any prepayment of any amount due pursuant to the Agreement or any other Note Purchase Document).
          2. Effective as of the date of this Waiver, the undersigned hereby agree that the failure of the Company or any Note Guarantor to pay when due any principal of or interest on any Note issued pursuant to the Agreement or any other amount payable in respect of any Note Purchase Document shall not constitute an Event of Default under Section 8.1(b) of the Credit Agreement until or unless any Purchaser shall have declared any of the Notes then outstanding and held by it to be due and payable (and such declaration has not been rescinded or annulled pursuant to the terms of the Agreement).
          3. Except as expressly provided herein, (a) the execution, delivery and performance of this Waiver shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Credit Document and (b) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
          4. This Waiver and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York.
          5. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
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          IN WITNESS WHEREOF, Arnos Corp. has caused this Waiver to be duly executed and delivered by its respective officers thereunto duly authorized as of the date first written above.

LENDER: ARNOS CORP.
By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Authorized Signatory

Agreed and acknowledged: XO COMMUNICATIONS, LLC
By:	/s/ Gregory W. Freiberg
	Name:	Gregory W. Freiberg
	Title:	Chief Financial Officer

GUARANTORS:

XO HOLDINGS, INC.
NEXTLINK WIRELESS, INC.
TELECOMMUNICATIONS OF NEVADA, LLC
V&K HOLDINGS, INC.
XO ASIA LIMITED
XO COMMUNICATIONS SERVICES, INC.
XO INTERACTIVE, INC.
XO INTERNATIONAL HOLDINGS, INC.
XO INTERNATIONAL, INC.
XO NEVADA MERGER SUB, INC.
XO NS, INC.
XO SERVICES, INC.
XO VIRGINIA, LLC

By:	/s/ Gregory W. Freiberg
Name: Gregory W. Freiberg
Title: Chief Financial Officer